INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
Our provision for income taxes for the last three fiscal years consists of:

($ in millions)		2013	2012	2011
Current	-U.S. Federal	$(139)	$6	$53
	-U.S. State	(17)	(8)	—
	-Non-U.S.	(44)	(34)	(55)
		(200)	(36)	(2)

Deferred	-U.S. Federal	(68)	(211)	(116)
	-U.S. State	(10)	(30)	(10)
	-Non-U.S.	7	(1)	(30)
		(71)	(242)	(156)
		$(271)	$(278)	$(158)

Our current tax provision does not reflect the following benefits attributable to us for the vesting or exercise of employee share-based awards: $66 million in 2013, $76 million in 2012, and $55 million in 2011. The preceding table includes tax credits of $3 million in 2013, $3 million in 2012, and $4 million in 2011. We had a tax provision applicable to other comprehensive income of $2 million in 2013 and $5 million in 2012, and a tax benefit applicable to other comprehensive loss of $14 million in 2011.

We have made no provision for U.S. income taxes or additional non-U.S. taxes on the cumulative unremitted earnings of non-U.S. subsidiaries ($739 million as of year-end 2013) because we consider these earnings to be indefinitely reinvested. These earnings could become subject to additional taxes if the non-U.S. subsidiaries dividend or loan those earnings to us or to a U.S. affiliate or if we sell our interests in the non-U.S. subsidiaries. We cannot practically estimate the amount of additional taxes that might be payable on the unremitted earnings.

We file income tax returns, including returns for our subsidiaries, in various jurisdictions around the world. We conduct business in countries that grant “holidays” from income taxes for 10 to 30 year periods. These holidays expire through 2034. Without these tax “holidays,” we would have incurred the following aggregate income taxes and related earnings per share impacts: $1 million (less than $0.01 per diluted share) in 2013; less than $1 million (less than $0.01 per diluted share) in 2012; and $1 million (less than $0.01 per diluted share) in 2011.
In 2011, we recorded an income tax expense of $34 million to write off certain deferred tax assets that we transferred to MVW in conjunction with the spin-off of our timeshare operations and timeshare development business. We impaired these assets because we considered it "more likely than not" that MVW will not be able to realize the value of those deferred tax assets. See Footnote No. 15, “Spin-off” for more information on the transaction.

Unrecognized Tax Benefits

The following table reconciles our unrecognized tax benefit balance for each year from the beginning of 2011 to the end of 2013:

($ in millions)	Amount
Unrecognized tax benefit at beginning of 2011	$39
Change attributable to tax positions taken during a prior period	(10)
Change attributable to withdrawal of tax positions previously taken or expected to be taken	(6)
Change attributable to tax positions taken during the current period	19
Decrease attributable to lapse of statute of limitations	(3)
Unrecognized tax benefit at year-end of 2011	39
Change attributable to tax positions taken during the current period	12
Decrease attributable to settlements with taxing authorities	(20)
Decrease attributable to lapse of statute of limitations	(2)
Unrecognized tax benefit at year-end of 2012	29
Change attributable to tax positions taken during the current period	8
Decrease attributable to settlements with taxing authorities	(2)
Decrease attributable to lapse of statute of limitations	(1)
Unrecognized tax benefit at year-end of 2013	$34

These unrecognized tax benefits reflect the following year-over-year changes: (1) a $5 million increase in 2013, primarily due to a U.S. federal tax issue, currently in appeals, offset by a settlement with international taxing authorities; (2) $10 million decrease in 2012, primarily reflecting the changes attributable to settlements with taxing authorities and positions taken during 2012; and (3) no net change in 2011, although 2011 included increases such as positions for our timeshare spin-off, and decreases such as the closing of the 2005-2008 Internal Revenue Service ("IRS") audits, the re-measurement of existing positions, and the lapse of statutes of limitations.
Our unrecognized tax benefit balances included $12 million at year-end 2013, $13 million at year-end 2012, and $24 million at year-end 2011 of tax positions that, if recognized, would impact our effective tax rate.

The IRS has examined our federal income tax returns, and we have settled all issues for tax years through 2009. We participate in the IRS Compliance Assurance Program, which accelerates IRS examination of key transactions with the goal of resolving any issues before the taxpayer files its return. As a result, our open tax years under audit are substantially complete while the 2013 tax year audit is currently ongoing. Various foreign, state, and local income tax returns are also under examination by the applicable taxing authorities. It is reasonably possible that we will resolve with taxing authorities an international issue ($5 million) which arose in 2011 related to financing activity and a U.S. federal issue ($21 million), currently in appeals, during the next 12 months for which we have an unrecognized tax balance of $26 million. The U.S. federal amount is offset by a related deferred tax asset. Therefore, the possible resolution of the issue will not have a material impact on our financial statements.

Deferred Income Taxes
Deferred income tax balances reflect the effects of temporary differences between the carrying amounts of assets and liabilities and their tax bases, as well as from net operating loss and tax credit carry-forwards. We state those balances at the enacted tax rates we expect will be in effect when we actually pay or recover the taxes. Deferred income tax assets represent amounts available to reduce income taxes we will pay on taxable income in future years. We evaluate our ability to realize these future tax deductions and credits by assessing whether we expect to have sufficient future taxable income from all sources, including reversal of taxable temporary differences, forecasted operating earnings, and available tax planning strategies to utilize these future deductions and credits. We establish a valuation allowance when we no longer consider it more likely than not that a deferred tax asset will be realized.

We had the following total deferred tax assets and liabilities at year-end 2013 and year-end 2012:

($ in millions)	At Year-End 2013	At Year-End 2012
Deferred tax assets	$926	$950
Deferred tax liabilities	(60)	(25)
Net deferred taxes	$866	$925

The following table details the composition of our net deferred tax balances at year-end 2013 and year-end 2012:

($ in millions) Balance Sheet Caption	At Year-End 2013	At Year-End 2012
Current deferred taxes, net	$252	$280
Long-term deferred taxes, net	647	676
Current liabilities, other	(19)	(13)
Long-term liabilities, other	(14)	(18)
Net deferred taxes	$866	$925

The following table shows the tax effect of each type of temporary difference and carry-forward that gave rise to a significant portion of our deferred tax assets and liabilities as of year-end 2013 and year-end 2012:

($ in millions)	At Year-End 2013	At Year-End 2012
Employee benefits	$340	$321
Net operating loss carry-forwards	293	294
Tax credits	273	328
Reserves	61	63
Frequent guest program	30	43
Self-insurance	23	19
Deferred income	23	4
Joint venture interests	(23)	(11)
Property, equipment, and intangible assets	(37)	(14)
Other, net	48	23
Deferred taxes	1,031	1,070
Less: valuation allowance	(165)	(145)
Net deferred taxes	$866	$925

At year-end 2013, we had approximately $40 million of tax credits that expire through 2033 and $233 million of tax credits that do not expire. We recorded $14 million of net operating loss benefits in 2013 and $50 million in 2012. At year-end 2013, we had approximately $1.5 billion of net operating losses, of which $747 million expire through 2033.

Reconciliation of U.S. Federal Statutory Income Tax Rate to Actual Income Tax Rate
The following table reconciles the U.S. statutory tax rate to our effective income tax rate for the last three fiscal years:

	2013	2012	2011
U.S. statutory tax rate	35.0%	35.0%	35.0%
U.S. state income taxes, net of U.S. federal tax benefit	2.6	2.6	2.3
Nondeductible expenses	0.5	0.3	1.8
Non-U.S. income	(5.7)	(3.9)	(0.9)
Change in valuation allowance (1)	0.3	(0.2)	8.9
Tax credits	(0.4)	(0.4)	(1.0)
Other, net	(2.1)	(0.7)	(1.7)
Effective rate	30.2%	32.7%	44.4%

(1)	Primarily for the 2011 additional impairment of certain deferred tax assets transferred to MVW, as discussed earlier in this footnote.

We paid cash for income taxes, net of refunds of $77 million in 2013 and $45 million in 2011, and received $17 million of cash for income tax refunds, net of payments in 2012.